UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   [ ]      Preliminary Proxy Statement
   [ ]      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
            14A-6(E)(2))
   [X]      Definitive Proxy Statement
   [ ]      Definitive Additional Materials
   [ ]      Soliciting Material Pursuant to ss.240.14a-12
                (Name of Registrant as Specified In Its Charter)

                              SECURITY INCOME FUND


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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          0-11.

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               pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

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          (4)  Date Filed:

September 8, 2008

Dear Shareholder:

The Board of Directors (the "Board") of Security Income Fund, after careful consideration of shareholder interests, unanimously approved changes to Security Diversified Income Fund (the "Fund"), a series of Security Income Fund (the "Company"), at a meeting held on August 15, 2008. We are writing to inform you that a special shareholders' meeting will be held on October 10, 2008 regarding one of these changes. The changes approved by the Board include (i) changes to the Fund's investment objective, (ii) changes to the Fund's principal investment strategies and risks, (iii) a change in the Fund's benchmark index and (iv) an amendment to the Fund's current investment advisory agreement.

You are being asked to vote on the amendment to the current investment advisory agreement between Security Investors, LLC (the "Investment Manager") and the Company, on behalf of the Fund, that will affect the level of advisory fees payable to the Investment Manager, as described in the accompanying proxy materials. If this proposal is approved, the amendment to the investment advisory agreement will be implemented for the Fund on or about November 24, 2008. Your proxy statement is enclosed.

You can vote in one of four ways:

     o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

     o    Through the web site listed in the proxy voting instructions,

     o By telephone using the toll-free number listed in the proxy voting instructions, or

     o    In person at the shareholder meeting on October 10, 2008.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Please read the enclosed information carefully before voting. If you have questions, please call the Altman Group at 1-800-361-2782.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,
                                   /s/ Richard M. Goldman
                                   Richard M. Goldman
                                   President, Chairman of the Board of Directors

                        SECURITY DIVERSIFIED INCOME FUND

                                   A SERIES OF
                              SECURITY INCOME FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461
                                   -----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 10, 2008
                                   -----------


To the Shareholders:

Notice is hereby given that Security Income Fund (the "Company") will hold a special meeting of shareholders of Security Diversified Income Fund (the "Fund") on October 10, 2008, at the Company's offices, One Security Benefit Place, Topeka, Kansas 66636-0001, at 1:00 p.m., Central Time, as adjourned from time to time (the "Special Meeting") for the purposes listed below:

     1. To approve an amendment to the investment advisory agreement between the Company and Security Investors, LLC (the "Investment Manager"), on behalf of the Fund; and

     2. To transact such other business as may properly come before the Special Meeting.

After careful consideration, the Board of Directors of the Company (the "Board") unanimously approved the amendment to the investment advisory agreement and recommends that shareholders vote "FOR" Proposal 1.

Shareholders of record at the close of business on August 25, 2008 are entitled to notice of, and to vote at, the Special Meeting.

Your attention is called to the accompanying proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Company, or by voting in person at the Special Meeting.

By Order of the Board,


/s/ Amy J. Lee
Amy J. Lee
Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                        SECURITY DIVERSIFIED INCOME FUND

                                   A SERIES OF
                              SECURITY INCOME FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461
                                   -----------

                                 PROXY STATEMENT
                                   -----------

                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 10, 2008

This proxy statement and enclosed proxy notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of Security Income Fund (the "Company") for use at a special meeting of shareholders of Security Diversified Income Fund (the "Fund"), on October 10, 2008, at the Company's offices, One Security Benefit Place, Topeka, Kansas 66636-0001, at 1:00 p.m., Central Time, as adjourned from time to time (the "Special Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to shareholder consideration of the following proposals:

     1. To approve an amendment to the investment advisory agreement ("Advisory Agreement Amendment") between the Company and Security Investors, LLC (the "Investment Manager"), on behalf of the Fund;

     2. To transact such other business as may properly come before the Special Meeting.

This proxy statement and the notice and proxy card are being first mailed to shareholders on or about September 8, 2008.

                                  INTRODUCTION

As manager for the Fund, the Investment Manager reviews and evaluates the Fund's investment program on an ongoing basis. Based on the recommendations of the Investment Manager, at a meeting held on August 15, 2008, the Board approved certain changes to the Fund, including changes to the Fund's investment objective, principal investment strategies and benchmark index that will become effective on November 24, 2008, if the Advisory Agreement Amendment is approved and becomes effective.

In connection with these changes, the Board also approved the Advisory Agreement Amendment, which would impose an increase in overall investment advisory fees. Fund shareholders are being asked to approve the Advisory Agreement Amendment, which would provide for an increase in the advisory fee from an annual rate of 0.35% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

CHANGES TO THE FUND'S INVESTMENT PROGRAM

Changes to the Investment Objective. Currently, the Fund has an investment objective to seek a high level of interest income with security of principal. At its August meeting, the Board approved a change to the investment objective of the Fund. The Fund's new investment objective will be to seek to provide current income. The Board approved the change in the investment objective in order to effect other changes to the Fund, such as the changes to the Fund's principal investment strategies, benchmark index and portfolio manager. As noted in the Fund's prospectus, the Fund's investment objective is non-fundamental and may be changed by the Board without shareholder approval. Therefore, shareholders are not being asked to vote on this change.

Changes to the Principal Investment Strategies. The Fund's principal investment strategy is to pursue its objective, under normal market conditions, by investing primarily in investment grade debt securities and maintaining a dollar-weighted average duration of 3 to 10 years. The Fund's new principal investment policies that were approved by the Board are to pursue the Fund's investment objective by investing, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager to be of comparable quality). In managing the Fund's portfolio under its new principal investment strategies, the Investment Manager expects to maintain a dollar-weighted average duration of 3 to 4.5 years. The Fund will invest in domestic fixed income securities such as corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities, but the Fund may also invest in dollar-denominated fixed income securities issued by foreign issuers. The Fund will also be able to invest in debt securities that are not investment grade. The Investment Manager will use a combination of a qualitative economic overview approach based upon several fixed income factors with a quantitative fundamental bottom-up approach in selecting asset classes and securities. The Board approved the changes to the Fund's principal investment strategies to help improve the Fund's performance. Because the Fund's principal investment strategies are non-fundamental, shareholder approval is not required for changes. The Investment Manager believes that the Fund's principal investment strategy of holding high-quality, intermediate maturity corporate and government securities may provide better risk-adjusted returns. The implementation of the new principal investment strategies could result in increased costs and could result in the realization of taxable gains or losses for the Fund (which ultimately would be borne by shareholders). The Investment Manager intends to engage in transition management techniques to attempt to minimize these costs by appointing a new portfolio manager (see below) who will start implementing the Fund's new principal investment strategies shortly after shareholders have voted upon the Advisory Agreement Amendment. There is no guarantee that it will be successful, and the Fund may not be invested in accordance with either its current or its new principal investment strategies during this transition period.

Changes to the Benchmark Index. The Board approved a change to the Fund's benchmark index. The Fund's benchmark index is the Lehman Brothers Aggregate Bond Index. The Fund's new benchmark index is the Lehman Brothers Intermediate Government/Credit Index. The Board approved the benchmark change because the Lehman Brothers Intermediate Government/Credit Index is more consistent with the new principal investment strategies of the Fund in terms of credit quality, effective duration and maturity.

Changes to the Portfolio Manager. In order to implement the Fund's new investment objective and principal investment strategies, the Investment Manager will make a change to the portfolio management of the Fund. The Investment Manager will appoint Dan Portanova as the new portfolio manager of the Fund to replace the existing portfolio manager. Mr. Portanova has a historical track record of managing intermediate term fixed income portfolios dating back to January 1, 1990. In his capacity as portfolio manager, he would serve as Lead Analyst to determine the current and future landscape of the US economy and projected risk environment for the Fund. Mr. Portanova also would evaluate the credit worthiness of individual positions within the Fund's portfolio. He has 24 years of industry experience. Notably, he was previously at Nationwide Separate Accounts LLC serving as a portfolio manager. From 1995 to 2003, he served as Director, Senior Vice President and Treasurer of Groupama Asset Management NA. Mr. Portanova earned an MBA from Duke University's Fuqua School of Business and a BA in Economics from Boston College.

Changes to the Fund's Investment Advisory Fee. In connection with the foregoing changes, the Board approved the Advisory Agreement Amendment, which, if approved by shareholders, would increase the investment advisory fee currently payable to the Investment Manager. Currently, the Investment Manager receives a fee that is an annual fee equal to 0.35% of the Fund's average daily net assets. As further discussed below under the discussion of Proposal 1, the Investment Manager and Board believe that this fee is too low and, as such, it may not be able to implement the new investment program and continue managing the Fund with a reasonable profitability level. If the Advisory Agreement Amendment is approved by shareholders, the Investment Manager would receive a fee that is an annual fee equal to 0.50% of the Fund's average daily net assets, which would permit the Fund to be viable in the long term.

Other Approvals. In connection with the approval of the Advisory Agreement Amendment, the Board also approved the renewal of the current fee waiver/expense reimbursement agreement pursuant to which the Investment Manager is required to waive fees and reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses until May 1, 2010, which will limit the impact of the higher investment advisory fees payable under the Advisory Agreement Amendment until that date. The Board also approved the combination of another series of the Company with and into the

Fund, subject to the approval by shareholders of that reorganized series. This combination could be re-considered, however, if shareholders of the Fund do not approve the Advisory Agreement Amendment.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE ADVISORY AGREEMENT AMENDMENT.

                                   PROPOSAL 1

                  APPROVAL OF THE ADVISORY AGREEMENT AMENDMENT

At a meeting held on August 15, 2008, the Board determined that entering into the Advisory Agreement Amendment would be in the best interests of Fund shareholders. After careful consideration and upon the recommendation of the Investment Manager and the management of the Company, the Board, including a majority of Directors who are not "interested persons" (as defined under the Investment Company Act of 1940 ("1940 Act")) of the Company and who are not interested persons of any party to the Advisory Agreement Amendment (the "Independent Directors"), unanimously approved the Advisory Agreement Amendment, subject to shareholder approval. Under the Advisory Agreement Amendment, the Fund would pay the Investment Manager an annual fee of 0.50% of the Fund's average daily net assets, which is an increase from the current annual fee of 0.35% of the Fund's average daily net assets. For your reference, a form of the Advisory Agreement Amendment is attached as Exhibit A.

Shareholders are being asked to approve an increase in the investment advisory fees for several reasons. First, the increase in fees is part of a larger plan to improve the Fund's performance by changing its investment objective, principal investment strategies, benchmark index and portfolio manager and to support the long-term viability of the Fund. The proposed fee increase would give the Investment Manager the flexibility and means to enhance the capacity of its investment management team, expand the depth and scope of analyst coverage, and attract and retain highly qualified investment management professionals in order to increase Fund performance. As noted above, the Investment Manager will appoint a new portfolio manager who will be primarily responsible for the day-to-day management of the Fund's portfolio. The new portfolio manager is part of a portfolio management team that was recently hired by the Investment Manager. In general, intensified competition for talented portfolio managers and other key investment management and administrative personnel across critical areas such as compliance, investment communications, information technology and operations have increased the costs associated with managing a mutual fund.

Second, the Investment Manager believes that the Fund's current fee is relatively low as compared to peers with similar investment strategies to those that the Investment Manager proposes to implement for the Fund. The relatively low fee level is making it difficult for the Investment Manager to enhance the level and quality of investment advisory services to remain competitive in the marketplace. The proposed fee increase is designed to allow the Fund to remain fairly and competitively priced while continuing to serve shareholder needs. The Investment Manager notes that, under the current investment advisory fee arrangement, the Fund is only marginally profitable and the Investment Manager's ability to operate the Fund in a profitable manner is critical to the long-term success of the Investment Manager and the Fund.

The Fund would still be subject to its existing contractual fee waiver/expense reimbursement agreement, which limits total operating expenses (exclusive of certain amounts) of the Fund to 0.95% of the Fund's average daily net assets for Class A shares and 1.70% of the Fund's average daily net assets for Class B and Class C shares until May 1, 2010.

COMPARISON OF THE CURRENT ADVISORY AGREEMENT WITH THE ADVISORY AGREEMENT
AMENDMENT

The terms of the Advisory Agreement Amendment are substantially identical to those of the Current Advisory Agreement (as defined below), except with respect to the fee payable by the Fund (see below) and its term. Consequently, the Investment Manager will continue to render substantially the same services to the Fund pursuant to the Advisory Agreement Amendment that it currently renders.

The Investment Manager. Security Investors, LLC, located at One Security Benefit Place, Topeka, Kansas 66636-0001, currently serves as investment adviser to the Fund pursuant to an investment advisory agreement, which became effective on November 1, 1999 (the "Current Advisory Agreement"). The Current Advisory Agreement was approved by the Board for an initial term of two years and is approved annually thereafter in accordance with applicable requirements. The Current Advisory Agreement was last approved by the Directors on November 8-9, 2007, and was last approved by shareholders on October 29, 1999. If the Advisory Agreement Amendment is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

The name, address and principal occupation of the principal executive officer and managing member of the Investment Manager is set forth in Exhibit B-1, as is information regarding the ownership of the Investment Manager. A list of the directors/officers of the Company who hold positions with the Investment Manager is set forth in Exhibit B-2. Set forth in Exhibit B-3 is a list of other registered investment companies with similar investment objectives as the Fund, for which the Investment Manager acts as investment manager, adviser or sub-adviser.

Duties of the Investment Manager. Under the Current Advisory Agreement and the Advisory Agreement Amendment (each, an "Advisory Agreement" and together, the "Advisory Agreements"), the Investment Manager manages the investment operations of the Fund and supervises the composition of the Fund's portfolio, including the purchase, retention and disposition of portfolio securities, subject to the Board's supervision. It is authorized to enter into investment sub-advisory agreements for investment advisory services in connection with the management of the Fund. The Investment Manager bears all expenses incurred by the Investment Manager or by the Fund in connection with managing the ordinary course of the business of the Fund, other than those assumed by the Fund.

Limitation of Liability. Under each Advisory Agreement, so long as the Investment Manager provides the Fund the benefit of its best judgment and effort in rendering investment advisory services, the Investment Manager is not be liable for any errors of judgment or mistake of law, or for any loss arising out of any investment if the investment is made with due care and in good faith. The Investment Manager is not protected for losses arising by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its investment advisory duties.

Term and Continuance. Each Advisory Agreement provides for an initial term of two years from the date of implementation. Thereafter, if not terminated, each Advisory Agreement continues in effect for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of the Company, or by the vote of holders of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Directors cast in person at a meeting of such Directors called for the purpose of voting upon such approval.

Each Advisory Agreement may be terminated with respect to the Fund at any time without payment of any penalty, by the Company upon the vote of either a majority of the Board or a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund, or by the Investment Manager, in each case on 60 days' written notice to the other party. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

Investment Advisory Fees. Under the terms of the Current Advisory Agreement, the Investment Manager currently receives an investment advisory fee from the Fund at an annual rate of 0.35% of the Fund's average daily net assets. Under the terms of the Advisory Agreement Amendment, the Investment Manager would receive an investment advisory fee from the Fund at an annual rate of 0.50% of the Fund's average daily net assets. Therefore, the new investment advisory fee is higher by a rate of 0.15% of the Fund's average daily net assets.

The Fund's investment advisory fee as calculated under the terms of the Current Advisory Agreement for the fiscal year ended December 31, 2007 was $298,747. If the Advisory Agreement Amendment had been in effect during the same period, the Fund's investment advisory fee would have been $426,591, which is a difference of approximately 42%.

The foregoing discussion is qualified in its entirety by reference to the Advisory Agreement Amendment, a form of which is attached as Exhibit A.

FUND FEES AND EXPENSES

The following tables provide data concerning the Fund's investment advisory fees and expenses as a percentage of the average net assets for the fiscal year ended December 31, 2007 under the Current Advisory Agreement and the Advisory

Agreement Amendment. The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell Class A, Class B and Class C shares of the Fund (although the shareholder fees in the immediate table below will not change under this proposal):

Shareholder Fees (fees paid directly from your investment)

----------------------------------- ------------------------------ ------------------------------- ---------------------------------
                                             CLASS A SHARES                 CLASS B SHARES(1)                 CLASS C SHARES
----------------------------------- --------------- -------------- ---------------- -------------- ---------------- ----------------
                                    CURRENT         ADVISORY       CURRENT          ADVISORY       CURRENT          ADVISORY
                                    ADVISORY        AGREEMENT      ADVISORY         AGREEMENT      ADVISORY         AGREEMENT
                                    AGREEMENT       AMENDMENT      AGREEMENT        AMENDMENT      AGREEMENT        AMENDMENT
----------------------------------- --------------- -------------- ---------------- -------------- ---------------- ----------------
Maximum Sales Charge Imposed on     4.75%           4.75%          None             None           None             None
Purchases (as a % of offering
price)
----------------------------------- --------------- -------------- ---------------- -------------- ---------------- ----------------
Maximum Deferred Sales Charge (as   None(2)         None(2)        5.0%(3)          5.0%(3)        1.0%(4)          1.0%(4)
a % of original purchase price or
redemption proceeds, whichever is
lower)
----------------------------------- --------------- -------------- ---------------- -------------- ---------------- ----------------
Redemption Charge (as a % of        None            None           None             None           None             None
amount redeemed or exchanged)
------------------------------------------------------------------------------------------------------------------------------------


1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 Class B shares charge a 5.0% deferred sales charge for redemptions during the first year, decreasing incrementally to 0.0% for redemptions during the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption of Class C shares within one year of purchase.

--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------------------- ------------------------------ -----------------------------
                                                                       CURRENT ADVISORY               ADVISORY AGREEMENT
                                                                       AGREEMENT                      AMENDMENT*
---------------------------------------------------------------------- ------------------------------ -----------------------------
CLASS A
---------------------------------------------------------------------- ------------------------------ -----------------------------
Management fee                                                         0.35%                          0.50%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Distribution (12b-1) fees                                              0.25%                          0.25%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Other expenses                                                         0.52%                          0.52%
---------------------------------------------------------------------- ------------------------------ -----------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.12%                          1.27%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Fee Reduction(1)                                                       (0.17)%                        (0.32)%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Net expenses                                                           0.95%                          0.95%
---------------------------------------------------------------------- ------------------------------ -----------------------------

---------------------------------------------------------------------- ------------------------------ -----------------------------
CLASS B
---------------------------------------------------------------------- ------------------------------ -----------------------------
Management fee                                                         0.35%                          0.50%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Distribution (12b-1) fees                                              1.00%                          1.00%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Other expenses                                                         0.52%                          0.52%
---------------------------------------------------------------------- ------------------------------ -----------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.87%                          2.02%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Fee Reduction(1)                                                       (0.17)%                        (0.32)%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Net expenses                                                           1.70%                          1.70%
---------------------------------------------------------------------- ------------------------------ -----------------------------

---------------------------------------------------------------------- ------------------------------ -----------------------------
CLASS C
---------------------------------------------------------------------- ------------------------------ -----------------------------
Management fee                                                         0.35%                          0.50%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Distribution (12b-1) fees                                              1.00%                          1.00%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Other expenses                                                         0.52%                          0.52%
---------------------------------------------------------------------- ------------------------------ -----------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.87%                          2.02%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Fee Reduction(1)                                                       (0.17)%                        (0.32)%
---------------------------------------------------------------------- ------------------------------ -----------------------------
Net expenses                                                           1.70%                          1.70%
-----------------------------------------------------------------------------------------------------------------------------------


* Pro forma proposed fees reflect estimated fees and expenses of the Fund after giving effect to the Advisory Agreement Amendment as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

1 The Fund's Investment Manager has contractually agreed through May 1, 2010 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses (if any), interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of Diversified Income Fund to the indicated annual percentages of average daily net assets: 0.95% of Class A shares and 1.70% of Class B and Class C shares. The Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated operating expenses are less than the indicated percentages.

--------------------------------------------------------------------------------

Example: Each Example assumes that you invest $10,000 in the Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed your shares at the end of each period.

--------------------------------------------- ----------- ------------ ------------- -------------
                                                1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------- ----------- ------------ ------------- -------------
CLASS A
--------------------------------------------- ----------- ------------ ------------- -------------
Current Advisory Agreement                       $567        $763         $1,013        $1,727
--------------------------------------------- ----------- ------------ ------------- -------------
Advisory Agreement Amendment*                     567         763          1,046         1,851
--------------------------------------------- ----------- ------------ ------------- -------------

--------------------------------------------- ----------- ------------ ------------- -------------
CLASS B
--------------------------------------------- ----------- ------------ ------------- -------------
Current Advisory Agreement                       673          836         1,161         1,949
--------------------------------------------- ----------- ------------ ------------- -------------
Advisory Agreement Amendment*                    673          836         1,194         2,071
--------------------------------------------- ----------- ------------ ------------- -------------

--------------------------------------------- ----------- ------------ ------------- -------------
CLASS C
--------------------------------------------- ----------- ------------ ------------- -------------
Current Advisory Agreement                       273          536         1,161         2,146
--------------------------------------------- ----------- ------------ ------------- -------------
Advisory Agreement Amendment*                    273          536           994         2,266
--------------------------------------------- ----------- ------------ ------------- -------------


You would pay the following expenses if you did not redeem your shares.

-------------------------------------------- ------------- ----------- ------------ --------------
                                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
-------------------------------------------- ------------- ----------- ------------ --------------
CLASS A
-------------------------------------------- ------------- ----------- ------------ --------------
Current Advisory Agreement                       $567         $763       $1,013        $1,727
-------------------------------------------- ------------- ----------- ------------ --------------
Advisory Agreement Amendment*                     567          763        1,046         1,851
-------------------------------------------- ------------- ----------- ------------ --------------

-------------------------------------------- ------------- ----------- ------------ --------------
CLASS B
-------------------------------------------- ------------- ----------- ------------ --------------
Current Advisory Agreement                       173          536          961          1,949
-------------------------------------------- ------------- ----------- ------------ --------------
Advisory Agreement Amendment*                    173          536          994          2,071
-------------------------------------------- ------------- ----------- ------------ --------------

-------------------------------------------- ------------- ----------- ------------ --------------
CLASS C
-------------------------------------------- ------------- ----------- ------------ --------------
Current Advisory Agreement                       173          536          961          2,146
-------------------------------------------- ------------- ----------- ------------ --------------
Advisory Agreement Amendment*                    173          536          994          2,266
-------------------------------------------- ------------- ----------- ------------ --------------


* Pro forma proposed examples reflect estimated fees and expenses of the Fund after giving effect to the Advisory Agreement Amendment as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

EVALUATION BY THE BOARD

On August 15, 2008, at an in-person meeting of the Board at which a majority of the Directors, including a majority of the Independent Directors, were in attendance, the Board considered whether the Advisory Agreement Amendment should be approved for a two-year period, subject to shareholder approval. Following their review and consideration, the Directors determined that the Advisory Agreement Amendment was in the best interests of shareholders. The Board, including the Independent Directors, unanimously approved the Advisory Agreement Amendment. In reaching their decision, the Directors requested and obtained from the Investment Manager such information as they deemed reasonably necessary to evaluate the Advisory Agreement Amendment. The Directors also carefully considered information that they had received throughout the year as part of their regular oversight of the Fund, including information from the Investment Manager. The Directors had previously obtained and reviewed certain comparative information regarding performance of the Fund relative to performance of other comparable mutual funds at its November 8-9, 2007 meeting. The Directors also received information about the proposed changes to the Fund's investment objective, principal investment strategies, benchmark index and portfolio manager, including information about the cost of soliciting proxies to approve Proposal 1, and the Board agreed that half of the cost would be borne by the Fund and half by the Investment Manager. In considering the Advisory Agreement Amendment, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board concluded that the Investment Manager is capable of providing high quality services to the Fund. The Directors also considered that the Investment Manager proposed to provide investment advisory services through a new portfolio manager and that it had proposed to make several changes to the Fund's investment program in order to re-position the Fund and to seek to improve its performance. The Directors determined that these services would be appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs. The Directors noted the professional qualifications and experience of the Investment Manager's new portfolio manager who would be primarily responsible for the day-to-day investment decisions for the Fund. The Directors considered the Investment Manager's overall investment in improving the Fund's investment performance.

The investment performance of the Fund. The Directors noted that they had considered, during the last annual contract renewal meeting in November 2007, that the Investment Manager had achieved investment performance that was acceptable relative to comparable funds over trailing periods. The Directors noted that the Investment Manager is committed to improving the Fund's performance by changing the investment objective, principal investment strategies and portfolio manager. The Board considered performance information of other accounts managed in accordance with investment strategies similar to those that will be implemented for the Fund by the proposed portfolio manager for the Fund. The Board noted that the portfolio manager had achieved stronger performance than the Fund over the periods considered. The Board noted that, while the proposed investment advisory fee under the Advisory Agreement Amendment is expected to generally result in higher investment advisory fees which could increase total operating expenses and could contribute to decreased Fund performance, the proposed changes to the Fund had the potential to result in higher long-term performance.

The cost of advisory services provided and the level of profitability. On the basis of the Board's review of the proposed investment advisory fees to be charged by the Investment Manager for investment advisory services under the Advisory Agreement Amendment and the estimated profitability of the Investment Manager's relationships with the Fund under the Current and Advisory Agreement Amendments, the Directors concluded that the anticipated level of profitability to the Investment Manager as to the Fund is reasonable and is justified by the Investment Manager's long-term commitment to the Fund. In making this determination, the Board noted that the investment advisory fee under the terms of the Current Advisory Agreement is relatively low. The Board concluded that the profits realized by the Investment Manager and its affiliates due to their relationship with the Fund would continue to be fair and reasonable under the Advisory Agreement Amendment.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors concluded that the Fund's new investment advisory fee of 0.50% of average daily net assets payable to the Investment Manager appropriately reflects the current economic environment for the Investment Manager and the competitive nature of the mutual fund market. The Directors determined that the Fund has yet to achieve economies of scale, even after giving effect to a combination with another fund. The Directors noted that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of the investment advisory fee payable by the Fund to the Investment Manager in the future if the Advisory Agreement Amendment becomes effective.

Benefits (such as soft dollars) to the Investment Manager and its affiliates from its relationship with the Fund. The Directors concluded during their prior contract renewal meeting that other benefits described by the Investment Manager from its past or future relationship with the Fund, including "soft dollar" benefits in connection with brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders and that they will not change as a result of the Advisory Agreement Amendment and the new investment program of the Fund. In addition, the Directors had also determined that the administration, transfer agency and fund accounting fees paid by the Fund to the Investment Manager are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Fund's operations and would remain the same under the Advisory Agreement Amendment.

Other considerations. In approving the Advisory Agreement Amendment, the Directors determined that the Investment Manager has made a substantial commitment to the recruitment and retention of high quality personnel, and maintain the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Directors favorably considered the compliance track record of the Fund and the Investment Manager. The Directors also concluded that the Investment Manager is making an entrepreneurial commitment to the management and success of the Fund, which entails financial and professional commitments, such as the contractual fee waiver/expense reimbursement agreement with respect to the Fund to the benefit of shareholders, which the Investment Manager has agreed to maintain until May 1, 2010 and is likely to limit the impact of the higher investment advisory fee payable under the Advisory Agreement Amendment until that date. The Directors also considered that the Fund had failed to attract shareholder interest, but that the Investment Manager intends to continue to manage and develop the Fund in accordance with a new investment program that is likely to benefit shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ADVISORY AGREEMENT AMENDMENT. UNMARKED, PROPERLY SIGNED AND DATED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

The Investment Manager also serves as the Fund's administrator and transfer agent. The principal underwriter/distributor is Security Distributors, Inc. (the "Distributor"), located at One Security Benefit Place, Topeka, KS 66636-0001. During the fiscal year ended December 31, 2007, the Fund paid the Investment Manager $358,099 for administrative and transfer agent services, and the Fund paid the Distributor $315,168 for distribution services. If the proposed Advisory Agreement Amendment is approved, the Investment Manager and the Distributor will continue to render the same administrative, transfer agency and distribution services to the Fund as they currently render. The Investment Manager is wholly owned by its members, Security Benefit Life Insurance Company ("SBL") and Security Benefit Corporation. SBL, a life insurance company which is incorporated under the laws of Kansas, is controlled by Security Benefit Corporation. Security Benefit Corporation is wholly-owned by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001. The Investment Manager is an indirect, and the Distributor is a direct, wholly-owned subsidiary of Security Benefit Corporation.

AFFILIATIONS AND AFFILIATED BROKERAGE.

During the fiscal year ended December 31, 2007, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, the Investment Manager, or affiliated persons of such persons ("Affiliated Brokers").

SHAREHOLDER REPORTS

Shareholders can find important information about the Fund in the Company's annual report dated December 31, 2007, including financial reports for the fiscal year ended December 31, 2007 and in the Company's semi-annual report dated June 30, 2008. You may obtain copies of these reports without charge by writing to the Company, or by calling the telephone number shown on the front page of this proxy statement.

Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Fund.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this proxy statement on or about September 8, 2008, but proxies may also be solicited by telephone and/or in person by representatives of the Company, regular employees of the Investment Manager, their affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne one-half by the Fund and one-half by the Investment Manager and/or its affiliates. The estimated cost of retaining The Altman Group is approximately $23,552.00.

Shareholder Voting. Shareholders of the Fund who own shares at the close of business on August 25, 2008 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were issued and outstanding 15,373,334 shares of the Fund, representing the same number of votes. The persons who are known to have owned beneficially 5% or more of the Fund's outstanding shares as of the Record Date are listed on Exhibit C. As of the Record Date, the Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Fund. As of the Record Date, there were no persons who were known to control the Fund.

More than 50% of the Fund's shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote FOR Proposal 1 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST Proposal 1 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Company prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of Proposal 1 requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1.

If Proposal 1 is not approved by shareholders, the Current Advisory Agreement will remain unchanged, but the Board will evaluate other long-term options, which may include liquidating the Fund.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this proxy statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the shareholder reports and proxy statements that the Company sends. If you would like to receive an additional copy, please contact the Company by writing to the Company's address, or by calling the telephone number shown on the front page of this proxy statement. The Company will then promptly deliver, upon request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Company's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

SHAREHOLDER PROPOSALS

As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the secretary of the Company, One Security Benefit Place, Topeka, Kansas 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                           By Order of the Board of Directors,

                                           /s/ Richard M. Goldman
                                           Richard M. Goldman
                                           President & Chairman of the Board of
                                           Directors

                                LIST OF EXHIBITS

Exhibit A:        Form of Advisory Agreement Amendment

Exhibit B-1:      Managing Member and Principal Executive Officer of the
                  Investment Manager

Exhibit B-2:      Directors/Officers of the Company Who Hold Positions with the
                  Investment Manager
Exhibit B-3:      Other Registered Investment Companies with Similar Investment
                  Objectives as the Fund, for which the Investment Manager Acts as Investment Manager, Adviser or Sub-Adviser
Exhibit C:        Beneficial Owners of 5% or More of the Outstanding Shares of
                  the Fund

                                    EXHIBIT A
                      FORM OF ADVISORY AGREEMENT AMENDMENT

                              AMENDED AND RESTATED
                          INVESTMENT ADVISORY CONTRACT


THIS AGREEMENT, made this 1st day of November 1999, between SECURITY INCOME FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a Kansas limited liability company (hereinafter referred to as the "Management Company"), is amended and restated effective as of November 24, 2008.

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Federal Investment Company Act of 1940; and

WHEREAS, the Fund is authorized to issue shares of capital stock in separate Series, with each such Series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund currently offers shares in three separate series, including the Diversified Income Series, the High Yield Series, and the Capital Preservation Series, such series together with all other series subsequently established by the Fund with respect to which the Fund desires to retain the Management Company to render investment advisory services hereunder and with respect to which the Management Company is willing so to do, being herein collectively referred to as the "Series"; and

WHEREAS, on August 15, 2008, the Board of Directors of the Fund authorized changes to the Management Company's compensation in connection with the Diversified Income Series;

WHEREAS, the parties hereto wish to amend the Agreement to reflect the changes authorized by the Board of Directors of the Fund;

WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. Employment of Management Company. The Fund hereby employs the Management Company to act as investment adviser to each Series of the Fund with respect to the investment of its assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolios of the Series of the Fund, subject always to the supervision of the Board of Directors of the Fund, during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

     In the event the Fund establishes additional series with respect to which it desires to retain the Management Company to render investment advisory services hereunder, it shall notify the Management Company in writing. If the Management Company is willing to render such services it shall notify the Fund in writing, whereupon such series shall become a Series subject to the terms and conditions hereunder, and to such amended or additional provisions as shall be specifically agreed to by the Fund and the Management Company in accordance with applicable law.

2.   Investment Advisory Duties.

     (a) The Management Company shall regularly provide each Series of the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend that securities shall be purchased and sold and what portion of the assets of each Series shall be held uninvested and shall arrange for the purchase of securities and other investments for and the sale of securities and other investments held in the portfolio of each Series. All investment advice furnished by the Management Company to each Series under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Directors (and any duly appointed committee thereof) with regard to the foregoing matters and the general conduct of the Fund's business.

     (b) Subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers (each a "Sub-adviser") to provide investment advisory services to any Series of the Fund. Each Sub-adviser shall have investment discretion with respect to the assets of the Series assigned to that Sub-adviser by the Management Company. The Management Company shall not be responsible or liable with respect to any investment decision made by a Sub-adviser, whether such decision be to purchase, sell or hold such investment. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Investment Manager may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Series.

3.   Portfolio Transactions and Brokerage.

     (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise, in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

     (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change in portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

     (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus or statement of additional information, the Management Company is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If the transaction is directed to a broker providing brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

     (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

     (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained in utilizing the services of a broker.

4. Allocation of Expenses and Charges. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. The Management Company will also provide the Fund with a president, a chief financial officer, and a secretary, subject to the approval of the Board of Directors, and will pay the salaries and expenses of such officers of the Fund who are also directors, officer or employees of the Management Company.

     Other than as specifically indicated in the preceding sentences, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements or additional information, notices and distributions to stockholders; costs of stationery; costs of stockholder and other meetings; expenses of maintaining the Fund's corporate existence; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and directors.

5.   Compensation of Management Company.

     (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to 0.60 percent of the average daily net assets of High Yield Series; 0.50 percent of the average daily net assets of Diversified Income Series; and 0.35 of the average daily net assets of the Capital Preservation Series. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

     (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if the total annual expenses of each Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), and distribution fees paid under the Fund's Class B and Class C Distribution Plans, but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses with the meaning of this paragraph (b).

6. Management Company Not to Receive Commissions. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Management Company nor any officer or director of the Management Company shall act as principal or receive any compensation from the Fund other than its compensation as provided for in Section 5 above. If the Management Company, or any "affiliated person" (as defined in the Investment Company Act of 1940) receives any cash, credits, commissions or tender fees from any person in connection with transactions in the Fund's portfolio securities (including but not limited to the tender or delivery of any securities held in the Fund's portfolio), the Management company shall immediately pay such amount to the Fund in cash or as a credit against any then earned but unpaid management fees due by the Fund to the Management Company.

7. Limitation of Liability of Management Company. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, "Management Company" shall include directors, officers and employees of the Management Company, as well as the Management Company itself.

8. Other Activities Not Restricted. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm, or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if in the opinion of the Management Company, particular securities are consistent with the investment objectives of, and are desirable purchases or sales for the portfolios of one or more Series and one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

9. Duration and Termination of Agreement. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act), and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval. In the event a majority of the outstanding shares of one series vote for continuance of the Advisory Contract, it will be continued for that series even though the Advisory Contract is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund. Upon this Agreement becoming effective, any previous agreement between the Fund and the Management Company providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

     This Agreement may be terminated at any time as to any series of the Fund, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Management Company, upon 60 days' written notice to the other party.

     This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective corporate officers thereto duly authorized on the day, month and year first above written.

                                         SECURITY INCOME FUND

                                  By:
                                         ---------------------------------------
                                         Richard M. Goldman, President
ATTEST:

-------------------------------
Amy J. Lee, Secretary

                                         SECURITY INVESTORS, LLC

                                 By:
                                         ---------------------------------------
                                         Richard M. Goldman, President

ATTEST:

-------------------------------
Amy J. Lee, Secretary

                                   EXHIBIT B-1


    MANAGING MEMBER AND PRINCIPAL EXECUTIVE OFFICER OF THE INVESTMENT MANAGER

The business address of the managing member and principal executive officer is Connecticut Business Center, 6 Landmark Square #471, Stamford, CT 06901-2707.


--------------------------------------------------------------------------------------------------------------
Name                           Position/Offices Held   Principal Occupation/Position
                               with Investment Manager
--------------------------------------------------------------------------------------------------------------
Richard M. Goldman             President and Managing  Senior Vice President, Security Benefit Corporation;
                               Member Representative   Director, Security Distributors, Inc.; Director,
                                                       First Security Benefit Life Insurance and Annuity
                                                       Company of New York; President and Manager, Security
                                                       Global Investors, LLC; President and Chairman of the
                                                       Board, Security Funds
--------------------------------------------------------------------------------------------------------------


Mr. Goldman serves as President and Chairman of the Board of Directors of Security Income Fund.

                                   EXHIBIT B-2

DIRECTORS/OFFICERS OF THE COMPANY WHO HOLD POSITIONS WITH THE INVESTMENT MANAGER

The business address of each of the following persons, other than Richard Goldman, is One Security Benefit Place, Topeka, Kansas 66636-0001. Mr. Goldman's address is Connecticut Business Center, 6 Landmark Square #471, Stamford, CT 06901-2707.

-------------------------------- ------------------------------- --------------------------
NAME                             POSITIONS/OFFICES HELD WITH     POSITIONS/OFFICES HELD
                                 SECURITY DIVERSIFIED INCOME     WITH THE INVESTMENT
                                 FUND                            MANAGER
-------------------------------- ------------------------------- --------------------------
Richard M. Goldman               President and Chairman of the   President and Managing
                                 Board                           Member Representative
-------------------------------- ------------------------------- --------------------------
Brenda M. Harwood                Chief Compliance Officer and    Chief Compliance Officer
                                 Treasurer
-------------------------------- ------------------------------- --------------------------
Cindy Shields                    Vice President                  Vice President
-------------------------------- ------------------------------- --------------------------
Chris Phalen                     Vice President                  Vice President
-------------------------------- ------------------------------- --------------------------
Amy J. Lee                       Secretary                       Secretary
-------------------------------- ------------------------------- --------------------------
Chris Swickard                   Assistant Secretary             Assistant Secretary
-------------------------------- ------------------------------- --------------------------


                                   EXHIBIT B-3

 OTHER REGISTERED INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES AS THE
       FUND, FOR WHICH THE INVESTMENT MANAGER ACTS AS INVESTMENT MANAGER,
                             ADVISER OR SUB-ADVISER


The following table provides information regarding SEC registered US mutual funds for which the Investment Manager provides investment management, advisory or sub-advisory services and that have an investment objective that is similar to that of the Fund.

------------------------------- ------------------------------- ---------------------- ---------------------------------------------
FUND                            CONTRACTUAL FEE                 NET ASSETS AS OF       WAIVER/EXPENSE LIMITATION
                                                                JULY 31, 2008
------------------------------- ------------------------------- ---------------------- ---------------------------------------------
SBL Fund Series E               0.75% Management Fee            $120,933,354           0.15% Management Fee Waiver
(Diversified Income Series)
------------------------------- ------------------------------- ---------------------- ---------------------------------------------


                                    EXHIBIT C

      BENEFICIAL OWNERS OF 5% OR MORE OF THE OUTSTANDING SHARES OF THE FUND

As of the Record Date, the following persons are known to have owned beneficially 5% or more of the outstanding shares of the Fund:

---------------------------------- -------------------------------- ------------------------------- --------------------------------
          TITLE OF CLASS            NAME AND ADDRESS OF BENEFICIAL  AMOUNT OF BENEFICIAL OWNERSHIP          PERCENT OF CLASS
                                                OWNER
---------------------------------- -------------------------------- ------------------------------- --------------------------------
Security Income Fund               Security Distributors, Inc.                 5,111,877                          33%
Diversified Income Fund            Topeka, Kansas
---------------------------------- -------------------------------- ------------------------------- --------------------------------
                                   UMBSC & Co.                                 1,737,727                          11%
                                   Kansas City, Missouri
---------------------------------- -------------------------------- ------------------------------- --------------------------------


* As of the Record Date, the Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Fund.

                              SECURITY INCOME FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 10, 2008


The undersigned hereby appoint(s) Amy J. Lee, Donald A. Chubb, Jr. and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of Security Diversified Income Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the executive offices of Security Income Fund at One Security Benefit Place, Topeka, Kansas 66636 on October 10, 2008 at 1:00 p.m. Central Time, and at any adjournment(s) or postponements thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

                            V FOLD AND DETACH HERE V

.................................................................................


                        SECURITY DIVERSIFIED INCOME FUND
                                  (THE "FUND")
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 10, 2008

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate boxes below:

     1. To approve an amendment to the investment advisory agreement between Security Income Fund and Security Investors, LLC, on behalf of the Fund.


           FOR                    AGAINST                ABSTAIN

           |-|                      |-|                    |-|



                                                        PLEASE VOTE BY       |X|
                                                        CHECKING THE
                                                        APPROPRIATE BOX
                                                        AS IN THIS EXAMPLE


Signature: ______________________       Signature (if held jointly): ___________

Date: ___________________________       Date: ___________________________

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Fund. THE BOARD OF DIRECTORS OF SECURITY INCOME FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.


Online                    1.   Click on www.proxyonline.com.
                          2.   Enter the 12 digit control number.
                          3.   Follow the instructions on the Web site.
                          4.   Once you have voted, you do not need to mail your
                               proxy card.

By Phone                  1.   Call toll-free 1-866-458-9860.
                          2.   Enter the 12 digit control number.
                          3.   Follow the recorded instructions.
                          4.   Once you have voted, you do not need to mail your
                               proxy card

By Mail Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person                 The Shareholder Meeting will take place October
                          10, 2008, at 1:00 p.m., Central Time, at the office of Security Income Fund, located at One Security Benefit
                          Place, Topeka, Kansas 66636.


                            V FOLD AND DETACH HERE V
--------------------------------------------------------------------------------




                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-800-361-2782 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY